                                                                EXHIBIT 10.16(b)

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Assignment Agreement") dated
                                                    --------------------
as of December 19, 2000 by and among SOUTHERN ENERGY MID-ATLANTIC, LLC, a Delaware limited liability company ("SEMA"), and MORGANTOWN OL1 LLC, MORGANTOWN
                                     ----
OL2 LLC, MORGANTOWN OL3 LLC, MORGANTOWN OL4 LLC, MORGANTOWN OL5 LLC, MORGANTOWN OL6 LLC and MORGANTOWN OL7 LLC, each a Delaware limited liability company (each an "Owner Lessor" and collectively the "Owner Lessors").
    ------------                        -------------

                              W I T N E S S E T H:

     WHEREAS, Southern Energy, Inc. ("SEI") and Potomac Electric Power Company
                                      ---
("Pepco") entered into an Asset Purchase and Sale Agreement on June 7, 2000, as
  -----
amended (the "Sale Agreement");
              --------------

     WHEREAS, SEI and SEMA entered into an Assignment and Assumption Agreement dated December 11, 2000 (the "First Assignment Agreement"), whereby SEI assigned
                              --------------------------
certain of its rights and obligations under the Sale Agreement to SEMA; and

     WHEREAS, SEMA is a party to, among other agreements, those certain seven
(7) Participation Agreements of even date herewith (the "Participation
                                                         -------------
Agreements") between SEMA, the Owner Lessors and other parties pursuant to which
----------
SEMA will lease, among other assets, the Morgantown base load units 1 and 2; and

     WHEREAS, SEMA desires to assign certain of its rights under the Sale Agreement to the Owner Lessors as described in greater detail herein, and the Owner Lessors desire to assume such rights from SEMA.

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, SEMA and the Owner Lessors hereby agree as follows:

     1. Capitalized terms not otherwise defined in this Assignment Agreement shall have the meanings ascribed to such terms in the Participation Agreements.

     2. SEMA hereby assigns, conveys, transfers and delivers to the Owner Lessors all of SEMA's rights under the Sale Agreement related to units 1 and 2 at the Morgantown station and other related facilities listed on Exhibit A (the "Morgantown Base Load Units"), in each case to the extent of the undivided
 --------------------------
interest in the Morgantown Base Load Units set forth in the Participation Agreement to which such Owner Lessor is a party.

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

     3. SEMA hereby acknowledges that it has assumed all of the Assumed Obligations, as defined in the Sale Agreement, with respect to the Morgantown Base Load Units.

     4. The Owner Lessors shall not have any liability under the Sale Agreement, except as provided in the Participation Agreements.

     5. Notwithstanding anything to the contrary above, SEMA hereby retains during the term of the Facility Lease, unless and until an Event of Default occurs, all rights against Pepco under the Sale Agreement; provided, that if an Event of Default shall have occurred arising from a breach of SEMA's representation in Section 3.1(f) of the Participation Agreements, and SEMA shall have paid all amounts payable to the parties to the Operative Documents thereunder, SEMA shall be entitled to exercise all rights against Pepco for any breach of Section 5.5 of the Sale Agreement with respect to the Morgantown Station.

     6. This Assignment Agreement shall become effective immediately after the effective date of the First Assignment and Assumption

     7. This Assignment Agreement shall bind and inure to the benefit of the respective parties and their respective successors and permitted assigns; provided, however, that this Agreement may not be assigned by the Owner Lessors except as permitted in the Participation Agreements.

     8. Except as otherwise provided hereunder, nothing in this Assignment Agreement is intended to confer upon any other person except SEMA and the Owner Lessors any rights or remedies hereunder or shall create any third party beneficiary rights in any person.

     9. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of law).

     10. This Assignment Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Assignment Agreement has been duly executed and delivered by the parties as of the date first written above.

MORGANTOWN OL1 LLC,                          SOUTHERN ENERGY
                                             MID-ATLANTIC, LLC
By: Wilmington Trust Company
    not in its individual capacity           By: /s/ Jennifer A. Cohen
    but solely as Owner Manager                  -----------------------
                                             Name: Jennifer A. Cohen
                                                  ----------------------
                                             Title: Vice President
                                                   ---------------------
By: /s/ W. Chris Sponenberg
   ---------------------------------
Name: W. Chris Sponenberg
     -------------------------------
Title: Assistant Vice President
      ------------------------------

MORGANTOWN OL2 LLC,                          MORGANTOWN OL5 LLC,

By: Wilmington Trust Company                 By: Wilmington Trust Company
    not in its individual capacity               not in its individual capacity
    but solely as Owner Manager                  but solely as Owner Manager


By: /s/ W. Chris Sponenberg                  By: /s/ W. Chris Sponenberg
   ---------------------------------            --------------------------------
Name: W. Chris Sponenberg                    Name: W. Chris Sponenberg
     -------------------------------              ------------------------------
Title: Assistant Vice President              Title: Assistant Vice President
      ------------------------------               -----------------------------

MORGANTOWN OL3 LLC,                          MORGANTOWN OL6 LLC,

By: Wilmington Trust Company                 By: Wilmington Trust Company
    not in its individual capacity               not in its individual capacity
    but solely as Owner Manager                  but solely as Owner Manager

By: /s/ W. Chris Sponenberg                  By: /s/ W. Chris Sponenberg
   ---------------------------------            --------------------------------
Name: W. Chris Sponenberg                    Name: W. Chris Sponenberg
     -------------------------------              ------------------------------
Title: Assistant Vice President              Title: Assistant Vice President
      ------------------------------               -----------------------------

MORGANTOWN OL4 LLC,                          MORGANTOWN OL7 LLC,

By: Wilmington Trust Company                 By: Wilmington Trust Company
    not in its individual capacity               not in its individual capacity
    but solely as Owner Manager                  but solely as Owner Manager

By: /s/ W. Chris Sponenberg                  By: /s/ W. Chris Sponenberg
   ---------------------------------            --------------------------------
Name: W. Chris Sponenberg                    Name: W. Chris Sponenberg
     -------------------------------              ------------------------------
Title: Assistant Vice President              Title: Assistant Vice President
      ------------------------------               -----------------------------


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